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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported):       SEPTEMBER 20, 2004
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                        DIAMOND OFFSHORE DRILLING, INC.
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               (Exact Name of Registrant as Specified in Charter)



          DELAWARE                      1-13926                  76-0321760
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(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)


                               15415 KATY FREEWAY
                              HOUSTON, TEXAS 77094
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             (Address of Principal Executive Offices and Zip Code)



Registrant's telephone number, including area code:      (281) 492-5300
                                                    ---------------------------


                                 NOT APPLICABLE
-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)


        Check the appropriate line below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                    INFORMATION TO BE INCLUDED IN THE REPORT



ITEM 8.01.  OTHER EVENTS

         On September 20, 2004, Diamond Offshore Drilling, Inc. (the "Company") issued a press release announcing preliminary results of inspections on-board five Company offshore drilling rigs that were operating in the path of Hurricane Ivan, including damage to the legs and jacking system of the jack-up drilling rig Ocean Warwick and losses of anchor chain and wire from the semisubmersible drilling rigs Ocean Star and Ocean America. Filed herewith is a copy of such press release.

         Statements in this report that contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, may include, but are not limited to, statements regarding apparent or potential damage to the Company's offshore drilling rigs, movement of rigs to shipyards or other locations, repairs and downtime, recovery efforts, future courses of action in connection with the rigs and recommencement of operations, and other aspects of the Company's drilling rigs. Such statements are inherently subject to a variety of risks and uncertainties that could cause actual results to differ materially from those anticipated or projected. A discussion of the risk factors that could impact these areas and the Company's overall business and financial performance can be found in the Company's reports and other filings with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions, casualty losses, industry fleet capacity, changes in foreign and domestic oil and gas exploration and production activity, competition, changes in foreign, political, social and economic conditions, regulatory initiatives and compliance with governmental regulations, customer preferences and various other matters, many of which are beyond the Company's control. Given these concerns, investors and analysts should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of this report. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in the Company's expectations with regard thereto or any change in events, conditions or circumstances on which any forward-looking statement is based.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.

     Exhibit number        Description
     --------------        -----------

          99.1             Press release of September 20, 2004


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Diamond Offshore Drilling, Inc.


                                  By: /s/ William C. Long
                                      ------------------------------------------
                                      William C. Long
                                      Vice President, General Counsel and
                                      Secretary

Dated:  September 20, 2004


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                                 EXHIBIT INDEX


     Exhibit number        Description
     --------------        -----------

         99.1              Press release of September 20, 2004


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